Supplement to Prospectus dated May 2, 2017, as amended May 17, 2017	September 21, 2017

SHELTON GREATER CHINA FUND

Shelton Greater China Fund: SGCFX

SHELTON BDC INCOME FUND

Shelton BDC Income Fund – Investor Class: LOANX

Shelton BDC Income Fund – Institutional Class: LOAIX

SHELTON REAL ESTATE INCOME FUND

Shelton Real Estate Income Fund – Investor Class: RENTX

Shelton Real Estate Income Fund – Institutional Class: RENIX

1. The paragraph under “Portfolio Turnover” on page 8 is replaced in its entirety with:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 137% of the average value of its portfolio.

2. The index disclosure at the bottom of the Average Annual Return table in the right column on page 11 is replaced in its entirety with:

	Average Annual Return (for the period ended 12/31/2016)
Real Estate Income Fund (Investor Class – RENTX)	1 year	Since Inception
S&P U.S. REIT Index	8.49%	9.93%
FTSE/NAREIT All Equity REITs Index	8.63%	9.84%

	Average Annual Return (for the period ended 12/31/2016)
Real Estate Income Fund (Institutional Class - RENIX)	1 year	Since Inception
S&P U.S. REIT Index	8.49%	9.93%
FTSE/NAREIT All Equity REITs Index	8.63%	9.84%

On November 4, 2016, the Fund commenced operations as the successor to a prior fund with the same investment objective and investment strategies. The Fund determined that beginning on November 4, 2016, the S&P U.S. REIT Index would replace the prior index, the FTSE/NAREIT All Equity REITs Index, as a more generally recognized index by U.S. investors.